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                       SECURITIES AND EXCHANGE COMMISSION


                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT


     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934



Date of Report (Date of earliest event reported)      August 30, 2001
                                                --------------------------------



                                  HAGGAR, CORP.
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             (Exact name of registrant as specified in its charter)



           Nevada                        0-20850                 75-2187001
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(State or other jurisdiction        (Commission File           (IRS Employer
     of incorporation)                   Number)             Identification No.)



                      6113 Lemmon Avenue
                         Dallas, Texas                              75209
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           (Address of principal executive offices)               (Zip Code)



Registrant's telephone number, including area code    (214) 352-8481
                                                  ------------------------------



                                  Not applicable
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        (Former name or former address, if changed since last report.)

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ITEM 5. OTHER EVENTS.

As of August 30, 2001, the Registrant amended (the "Amendment") its Rights Agreement between the Registrant and Mellon Investor Services, Inc., as rights agent (the "Rights Agreement"), to change the definition of "Acquiring Person" in the Rights Agreement and delete certain "Continuing Director" provisions in their entirety from the Rights Agreement.

As more fully set forth in the Amendment, the Amendment reduces the threshold required to become an "Acquiring Person" from twenty percent (20%) or more to fifteen percent (15%) or more of the outstanding shares of common stock of the Registrant under certain circumstances. In addition, the Amendment provides that any person who holds 15% or more of the outstanding shares of common stock of the Registrant as of the date of the Amendment will not become an "Acquiring Person" unless such person acquires additional shares of common stock of the Registrant after the date of the Amendment. The Amendment also removes all references to the need for Continuing Director decision making, such decision making now being vested in the Board of Directors.

A copy of the Amendment is attached hereto as Exhibit 4.1 and is incorporated herein by reference. The Registrant also issued a press release, dated August 30, 2001, announcing the Amendment to the Rights Agreement, which is attached hereto as Exhibit 99.1.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

             (c)    Exhibits
                    ---------

             3.1 Amended Section 1 of Article II of the Haggar Corp. Amended and Restated Bylaws.

             4.1 Amendment No. 1 to Rights Agreement, dated as of August 30, 2001, between Haggar Corp. and
                    Mellon Investor Services, Inc., as rights agent.

             99.1   Press Release dated August 30, 2001.






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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.




                                   HAGGAR CORP. (registrant)



Dated: August 30, 2001             By:  /s/ David M. Tehle
                                      -------------------------------------
                                        David M. Tehle
                                        Executive Vice President - Chief
                                        Financial Officer





















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                                  EXHIBIT INDEX



Exhibit No.                       Description
-----------                       -----------
3.1             Amended Section 1 of Article II of the Haggar Corp. Amended and
                Restated Bylaws.

4.1             Amendment No. 1 to Rights Agreement, dated as of August 30,
                2001, between Haggar Corp. and Mellon Investor Services, Inc., as rights agent.


99.1            Press Release dated August 30, 2001

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